                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,for Use of the Commission Only
    (as permitted by Rule 14a-b(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            MARINE BANCSHARES, INC.
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
             ----------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------
       2)       Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------
       3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11:(1)

                ---------------------------------------------------------------

       4)       Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------
       5)       Total fee paid:

                ---------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
                                     ------------------------------------------
         2)   Form, Schedule or Registration Statement No.:
                                                            -------------------
         3)   Filing Party:
                            ---------------------------------------------------
         4)   Date Filed:
                            ---------------------------------------------------
---------------
     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                      [MARINE BANCSHARES, INC. LETTERHEAD]




                                 April 4, 2000



Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Marine Bancshares, Inc., the holding company for Marine National Bank of Naples, which will be held on Wednesday, April 26, 2000, at 4:30 p.m., at the offices of Marine National Bank, 2325 Vanderbilt Beach Road, Naples, Florida 34109.

         The formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to be acted upon. Time will be provided during the meeting for discussion, and you will have an opportunity to ask questions about your company.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice of the meeting and proxy statement, please complete, sign, date and return the enclosed proxy card at your earliest convenience. Returning the signed proxy card will not prevent you from voting in person at the meeting, should you later decide to do so.

                                          Sincerely,



                                          Richard E. ("Skip") Horne
                                          President and Chief Executive Officer

                            MARINE BANCSHARES, INC.
                           2325 VANDERBILT BEACH ROAD
                             NAPLES, FLORIDA 34109


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 2000


         The 2000 Annual Meeting of Shareholders of Marine Bancshares, Inc. will be held on Wednesday, April 26, 2000 at 4:30 p.m., at the offices of Marine National Bank of Naples, 2325 Vanderbilt Beach Road, Naples, Florida, for the following purposes:

         (1) To elect two directors to the Board of Directors, each to serve for a term of three years and until his successor is elected and qualified; and

         (2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on March 29, 2000 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

         A proxy statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                          By Order of the Board of Directors,



                                          Richard E. ("Skip") Horne
                                          President and Chief Executive Officer


Naples, Florida
April 4, 2000






         YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE
         ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                            MARINE BANCSHARES, INC.
                           2325 VANDERBILT BEACH ROAD
                             NAPLES, FLORIDA 34109


                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2000

                            -----------------------

                                PROXY STATEMENT

                            -----------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Marine Bancshares, Inc. (the "Company") for the 2000 Annual Meeting of Shareholders to be held on Wednesday, April 26, 2000, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying notice of the meeting. The Company is the holding company for Marine National Bank of Naples, a national banking association (the "Bank"). The expense of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 4, 2000. The address of the principal executive offices of the Company is 2325 Vanderbilt Beach Road, Naples, Florida 34109.

         Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the director nominees named below.

         The record of shareholders entitled to vote at the 2000 Annual Meeting of Shareholders was taken on March 29, 2000. On that date, the Company had outstanding and entitled to vote 1,150,000 shares of common stock, $.01 par value per share, with each share entitled to one vote.

                                SOLE AGENDA ITEM
                             ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of six directors, divided into three classes, with the members of each class serving for staggered three-year terms. The board members and classifications are as follows:

         CLASS I                            CLASS II                                CLASS III
         -------                            --------                                ---------
         Richard E. Horne                   William J. Ryan                         Pierce T. Neese
         Earl G. Hodges                     Donald W. Ketterhagen, M.D.             William L. McDaniel, Jr.

         The term of each Class II director will expire at the 2000 Annual Meeting of Shareholders. The Board of Directors has nominated William J. Ryan and Donald W. Ketterhagen for re-election as Class II directors of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THESE NOMINEES.

         Each of the nominees has consented to being named in this proxy statement and to serve as a director of the Company, if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the Company's common stock is required for the election of the two nominees standing for election. Management of the Company has no reason to believe that any nominee will not serve if elected.

         Each of the following persons has been nominated by management for election to the Board of Directors as a Class II director to succeed himself for a term of three years, expiring at the 2003 Annual Meeting of Shareholders, and until his successor is elected and qualified:

         WILLIAM J. RYAN, age 68, served as President and Chief Executive Officer of Palmer Wireless, Inc., Fort Myers, Florida, a cellular telephone service provider, from 1982 to 1998.

         DONALD W. KETTERHAGEN, M.D., age 51, served as President of Women's Health Consultants of Southwest Florida since from November 1988 until he retired in November 1998.

         Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the 2000 Annual Meeting of Shareholders:

         RICHARD E. HORNE, age 52, has served as the President and Chief Executive Officer of the Company and the Bank since March 1998. From August 1992 to February 1998, Mr. Horne held the position of Executive Vice President and Chief Lending Officer at Trustmark National Bank in Jackson, Mississippi.

         EARL G. HODGES, age 72, is a licensed mortician and currently a consultant to Hodges Funeral Chapel, a company that he founded in Naples in 1962. Mr. Hodges sold his ownership in 1993 and continues to serve as Funeral Director. He also serves as a consultant to Kraeer Holdings, a funeral home in Pompano Beach. Mr. Hodges also owns NVC, Inc., a rental property company operating in Naples, and Preferred Travel of Naples, Inc., a travel agency.

         PIERCE T. NEESE, age 60, served as the Chairman and Chief Executive Officer of Etowah Bank, a commercial bank in Canton, Georgia, from 1975-1998.

         WILLIAM L. MCDANIEL, JR., age 38, is a licensed real estate broker in Naples and has served as President of The Realty Company since 1989.


                       MEETINGS OF THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

         The Board of Directors held nine meetings during the year ended December 31, 1999. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served.

         The Company's Board of Directors presently has two standing committees -- the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing nominating committee, such function being reserved to the full Board of Directors.

         The Audit Committee presently consists of Pierce T. Neese, as Chairman, Donald W. Ketterhagen, M.D., and William L. McDaniel, Jr. The Audit Committee has been assigned the principal function of reviewing the internal and external financial reporting of the Company, reviewing the scope of the independent audit and considering comments by the auditors regarding internal controls and accounting procedures and management's response to these comments. The Audit Committee was formed in September 1999 and did not meet during 1999. During 1999, the function of the Audit Committee was served by the full Board of Directors.

         The Compensation Committee presently consists of Earl G. Hodges, as Chairman, William J. Ryan, and Richard E. Horne, as Member Ex-Officio. The Compensation Committee has been assigned the functions of approving and monitoring the remuneration arrangements for senior management. The Compensation Committee held two meetings during 1999.

                               EXECUTIVE OFFICERS

         The executive officers of the Company and the Bank are as follows:

         NAME                              POSITION HELD
         ----                              -------------
         Richard E. Horne                  President and Chief Executive Officer
                                           of the Company and the Bank
         Thomas V. Ogletree                Senior Vice President and Chief Financial
                                           Officer of the Company and the Bank
         Charles F. Bailey                 Senior Vice President and Chief
                                           Lending Officer of the Bank
         Sidney T. Jackson                 Assistant Secretary of the Company and
                                           Senior Vice President, Chief Operations
                                           Officer and Secretary of the Bank

         Executive officers of each of the Company and the Bank are appointed by the Board of Directors of the Company and the Bank, respectively, and hold office at the pleasure of the Board. Executive officers devote their full time to the affairs of the Company or the Bank. See "Election of Directors" for information with respect to Richard E. Horne.

         THOMAS V. OGLETREE, C.P.A., age 55, serves as the Senior Vice President and Chief Financial Officer of the Company and the Bank. Prior to joining the Company in June 1999, Mr. Ogletree served as Controller for DCT of Ocala, Inc., a finance company, for approximately two years. From May 1995 through April 1996, he served as Chief Financial Officer of SouthTrust Bank of Central Florida, and from April 1996 through September 1997, he served as Chief Executive Officer of American National Acceptance Corp., a finance company.

         CHARLES F. BAILEY, age 50, is a Senior Vice President and the Chief Lending Officer of the Bank. From March 1997 until joining the Bank in July 1999, Mr. Bailey served as Vice President of Sunbelt Real Estate Group, Inc. and as President of Sunbelt Mortgage Corporation. From January of 1995 through February of 1997, Mr. Bailey served as a Project Financial Analyst with Ronto Management Group, a Canadian real estate development company.

         SIDNEY T. JACKSON, age 57, is Assistant Secretary of the Company and Senior Vice President, Chief Operations Officer and Secretary of the Bank, with direct responsibilities for operations and administration. Mr. Jackson served as a Director and President of the Company from April 1997 to April 1998. From May 1994 to April 1997, Mr. Jackson was employed with Southwest Banks where he served as Senior Vice President and Senior Operations Officer.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. These filing requirements took effect upon completion of the Company's initial public offering in February of 1998. To the Company's knowledge, based solely on representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with during 1999.

         Although it is not the Company's obligation to make filings pursuant to Section 16 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report monthly to the Chief Executive Officer of the Company as to whether any transactions in the Company's common stock occurred during the previous month.

                             EXECUTIVE COMPENSATION

         The following tables provide certain summary information for the fiscal years ended December 31, 1999 and 1998 concerning compensation paid or accrued by the Company or the Bank to or on behalf of the Company's Chief Executive Officer. None of the other executive officers of the Company received compensation in excess of $100,000 during fiscal 1999.

                           SUMMARY COMPENSATION TABLE

NAME                                                   YEAR              SALARY
----                                                   ----             --------
Richard E. Horne                                       1999             $121,200
                                                       1998(1)          $ 41,900

---------------
  (1) Mr. Horne joined the Company in March 1998.


                             OPTION GRANTS IN 1999

                                                             Percentage of
                                                             total options
                                        Number of              granted to
                                    shares underlying          employees           Exercise price
Name                                 options granted             in 1999             per share         Expiration date
----                                 ---------------             -------             ---------         ---------------
Richard E. Horne                          25,000                  29.4%                $10.00             10/12/06

         No stock options were exercised by any optionee during fiscal 1999. The following table provides information regarding the value of options held by the Chief Executive Officer at December 31, 1999:

                         FISCAL YEAR END OPTION VALUES

                                                    Number of Securities                   Value of Unexercised
                                               Underlying Unexercised Options              In-the-Money Options
                                                     at Fiscal Year End                     at Fiscal Year End
Name                                             Exercisable / Unexercisable            Exercisable / Unexercisable
----                                             ---------------------------            ---------------------------
Richard E. Horne                                       5,000 / 20,000                           $0 / $0(1)

---------------

(1) Dollar values calculated as the difference between the market value of the Company's common stock at December 31, 1999 $(6.375) and the exercise price of such options.

Employment Agreement

    The Company and the Bank have entered into an employment agreement with Richard E. Horne dated as of October 12, 1999, the date the Bank opened for business. Under the terms of the employment agreement, Mr. Horne is employed by each of the Company and the Bank as its President and Chief Executive Officer. The employment agreement has a term of three years. Under the terms of the employment agreement, Mr. Horne receives an annual base salary of $120,000 and a monthly automobile allowance of $600. Beginning on the second anniversary of the date the Bank opened for business and in the discretion of the Company's Board of Directors, Mr. Horne will also be entitled to receive incentive compensation in the form of a cash bonus of up to fifty percent (50%) of his annual base salary, upon the achievement of certain performance goals. Mr. Horne will also be permitted to participate in life insurance, hospitalization, health insurance, disability and any other employee benefit plans of the Company that may be in effect from time to time to the extent that he is eligible under the terms of those plans. In the event of a change of control, as defined in the employment agreement, the Company and Bank would collectively be required to make a cash payment to Mr. Horne equal to 200% of the compensation, including any bonus, paid to Mr. Horne during the one-year period preceding the date of the change of control. The employment agreement is terminable at any time by either the Company or by Mr. Horne, upon thirty days prior written notice. The employment agreement provides severance compensation, in the event that Mr. Horne is terminated without cause, consisting of payment of his base salary for a period of six months. In the event Mr. Horne voluntarily terminates his employment with the Company and the Bank, Mr. Horne will be prohibited for a period of 12 months thereafter from engaging, directly or indirectly, in any service to or employment by a financial institution located in Collier or Lee Counties, Florida.

Stock Option Agreement

    The Company has entered into a stock option agreement with Mr. Horne pursuant to which Mr. Horne has been granted incentive stock options to purchase 25,000 shares of the Company's common stock for $10.00 per share, the public offering price of the shares of common stock. The number of shares subject to the option and the option exercise price are both subject to an anti-dilution adjustment.

    The option vests and becomes exercisable in five equal annual installments commencing October 12, 1999, the date on which the Bank opened for business. In the event of a change of control of the Bank or Company, as defined in the stock option agreement, (i) to the extent that any portion of the option has vested but has not been exercised, Mr. Horne may immediately exercise such portion of the option, and (ii) to the extent that any portion of the option has not previously vested, Mr. Horne may exercise such portion of the option only in accordance with notice, if any, received from the Board of Directors. Finally, to the extent that any portion of the option has not been exercised, the stock option agreement terminates and the option expires on the earliest of
(a) ninety days after termination of Mr. Horne's employment with the Company and the Bank for any reason except death, disability or retirement, (b) twelve months after termination of Mr. Horne's employment with the Company and the Bank because of his death, disability or retirement, or (c) October 12, 2006, the seventh anniversary of the date of grant of the option.

Compensation of Directors

    The directors of the Company were not, during the fiscal year ended December 31, 1998, and are not currently, compensated for their attendance at the Company's regularly scheduled or special meetings or for other services. At such time as the Bank has become profitable, the Company may consider the grant of appropriate compensation in accordance with applicable laws and regulations. The directors of the Company will not be compensated for services in their capacity as directors of the Bank.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 15, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock; (ii) each director of the Company; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each shareholder has sole voting and investment power with respect to the indicated shares.

Name of Beneficial Owner                                                                    Beneficial Ownership
------------------------                                                            ------------------------------------
                                                                                       Number                  Percent
                                                                                    of Shares(1)             of Class(2)
                                                                                    ------------            ------------
Earl G. Hodges..........................................................               62,833(3)                     5.4%
Richard E. Horne........................................................               23,858(4)                     2.1%
Donald W. Ketterhagen, M.D..............................................               12,600(5)                     1.1%
William L. McDaniel, Jr.................................................               24,333(6)                     2.1%
Pierce T. Neese.........................................................              122,270(7)                    10.5%
William J. Ryan.........................................................               42,583(8)                     3.7%
All directors and executive officers as a group (9 persons)............               325,311(9)                    26.9%

---------------
(1) In accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
(2) In calculating the percentage ownership for a given individual or group, the number of shares of the Company's common stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within 60 days held by such individual or group, but such unissued shares are not deemed outstanding in calculating the percentage ownership for other persons or groups.
(3)      Includes 10,833 shares subject to presently exercisable warrants.
(4) Includes 5,000 shares subject to presently exercisable options and 3,358 shares subject to presently exercisable warrants.
(5)      Includes 2,600 shares subject to presently exercisable warrants.
(6)      Includes 4,333 shares subject to presently exercisable warrants.
(7) Consists of 46,146 shares owned directly by Mr. Neese; 3,157 shares held in Mr. Neese's IRA; 1,667 shares held in Mr. Neese's SEP; 2,448 shares owned by the IRA of Mr. Neese's wife, Gladys P. Neese; 56,350 shares owned by United Security Bancshares, Inc., a holding company majority owned by Mr. Neese; and 3,500 shares owned by The Five Neeses, LLC, a limited liability company controlled by Mr. Neese.
(8)      Includes 7,583 shares subject to presently exercisable warrants.
(9) Includes 17,000 shares subject to presently exercisable options and 42,033 shares subject to presently exercisable warrants.

         There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company and the Bank expect to have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank, including members of their families or corporations, partnerships, or other organizations in which such directors and officers have a controlling interest. If such transactions occur, they (i) will be made in the ordinary course of business, (ii) will be made on substantially the same terms (including price, or interest rate and collateral) as those prevailing at the time for comparable transactions with unrelated parties, and (iii) in the opinion of management, will not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank. Additionally, certain federal banking laws restrict transactions between a national bank and an "affiliate," as defined in those laws, and the amount and types of loans that a national bank may make to an executive officer of a national bank. Certain laws of the State of Florida also restrict "affiliated transactions" between the Company and an "interested shareholder" or any "affiliate" or "associate" of an interested shareholder, as those terms are defined in Florida law.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Hill, Barth & King, Inc. served as independent auditors of the Company for the fiscal year ended December 31, 1999 and has been selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ending December 31, 2000. Representatives of Hill, Barth & King, Inc. are expected to be present at the 2000 Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                          ANNUAL REPORT ON FORM 10-KSB

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to the Company at 2325 Vanderbilt Beach Road, Naples, Florida 34109, and is included in the Company's 1999 Annual Report to Shareholders which accompanies this proxy statement. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.

                             SHAREHOLDER PROPOSALS

         Management anticipates that the 2001 Annual Meeting of Shareholders will be held April 24, 2001. The deadline for submission of shareholder proposals for inclusion in the Company's proxy statement for the 2001 Annual Meeting of Shareholders is December 6, 2000. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2001 Annual Meeting of Shareholders (but not required to be included in the Company's proxy statement) by February 19, 2001, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the

Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

                                 OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the 2000 Annual Meeting of Shareholders. However, if other matters should come before the annual meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

                                          By Order of the Board of Directors,


                                          Richard E. ("Skip") Horne
                                          President and Chief Executive Officer

Naples, Florida
April 4, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                            MARINE BANCSHARES, INC.


         The undersigned shareholder(s) of Marine Bancshares, Inc., a Florida corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 4, 2000, and hereby appoints Earl G. Hodges and Sidney T. Jackson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of Marine Bancshares, Inc. to be held on Wednesday, April 26, 2000, at 4:30 p.m. at the offices of Marine National Bank, 2325 Vanderbilt Beach Road, Naples, Florida, and at any postponements or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

         (1) To elect two directors to the Board of Directors, each to serve until the 2003 Annual Meeting of Shareholders and until his successor is elected and qualified:

         [ ] FOR all nominees listed below (except as indicated to the contrary below)

         [ ]     WITHHOLD authority to vote for both nominees


          NOMINEES: William J. Ryan and Donald W. Ketterhagen

         INSTRUCTION: To withhold authority to vote for one individual nominee, write that nominee's name in the following space:______________________________.


         (2) To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

        PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY. This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted FOR the election of the named director nominees and as the proxies deem advisable on such other matters as may come before the meeting.

                                        Dated:                           , 2000
                                               --------------------------


--------------------------------    -------------------------------------------
Name of Shareholder                 Signature


-----------------------             -------------------------------------------
No. of Shares                       Signature

                                    (This Proxy should be marked, dated, and signed by the shareholder(s)exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)